                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 21, 1998


                           ALPHA-BETA TECHNOLOGY, INC.
               (Exact name of registrant as specified in charter)


       MASSACHUSETTS                000-20023                  04-2997834
(State or other jurisdiction  (Commission file number)        (IRS employer
        of incorporation)                                   identification no.)


          THREE BIOTECH PARK, ONE INNOVATION DRIVE, WORCESTER, MA 01605
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 798-6900









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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Alpha-Beta Technology, Inc. on October 23, 1998, solely for the purpose of filing certain additional exhibits.

         (c)    Exhibits.

Exhibit        Name

4.1* Securities Purchase Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.2* Registration Rights Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.3* Certificate of Vote of Amending and Restating Terms Series F Convertible Preferred Stock Prior to Issuance of Alpha-Beta Technology, Inc. filed with the Secretary of State of The Commonwealth of Massachusetts on October 21, 1998

4.4* Second Amendment dated as of October 21, 1998 to Shareholder Rights Agreement dated as of February 2, 1997, as amended on November 13, 1997, between Alpha-Beta Technology, Inc. and BankBoston, N.A. f/k/a The First National Bank of Boston, as Rights Agent

4.5+ Schedules to the Securities Purchase Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.6+           Form of Opinion of Goodwin, Procter & Hoar LLP

4.7+ Transfer Agent Instructions (including exhibits) dated as of October 21, 1998 by and between Alpha-Beta Technology, Inc. and Boston EquiServe

 -   ------------------
 *   filed previously
 +   filed herewith




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ALPHA-BETA TECHNOLOGY, INC.



Date: January 7, 1999                         By: /s/ Joseph M. Grimm
                                              ---------------------------------
                                                  Name: Joseph M. Grimm
                                                  Title: Chief Financial Officer






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                                  EXHIBIT INDEX


Exhibit                   Name

4.1* Securities Purchase Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.2* Registration Rights Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.3* Certificate of Vote of Directors Amending and Restating Terms Series F Convertible Preferred Stock Prior to Issuance of Alpha-Beta Technology, Inc. filed with the Secretary of State of The Commonwealth of Massachusetts on October 21, 1998

4.4* Second Amendment dated as of October 21, 1998 to Shareholder Rights Agreement dated as of February 2, 1997, as amended on November 13, 1997, between Alpha-Beta Technology, Inc. and BankBoston, N.A. f/k/a The First National Bank of Boston, as Rights Agent

4.5+ Schedules to the Securities Purchase Agreement dated as of October 21, 1998 by and among Alpha-Beta Technology, Inc. and HFTP Investments LLC

4.6+              Form of Opinion of Goodwin, Procter & Hoar LLP

4.7+ Transfer Agent Instructions (including exhibits) dated as of October 21, 1998 by and between Alpha-Beta Technology, Inc. and Boston EquiServe

 -   ------------------
 *   filed previously
 +   filed herewith